                    FIRST AMENDMENT TO STOCKHOLDER AGREEMENT


         This FIRST AMENDMENT TO STOCKHOLDER AGREEMENT, dated as of August 5, 1998 (this "Amendment"), is made and entered into by and among Capstar Radio Broadcasting Partners, Inc., a Delaware corporation ("Parent"), TBC Radio Acquisition Corp., a Delaware corporation and a direct wholly-owned subsidiary of Parent ("Sub"), Norman Feuer (the "Stockholder"), and Triathlon Broadcasting Company, a Delaware corporation (the "Company"), and amends that certain Stockholder Agreement dated as of July 23, 1998 among the Stockholder, Parent, Sub and the Company (the "Agreement").

         WHEREAS, the parties wish to amend the Agreement in accordance with
Section 9(b) thereof to replace Schedule A to the Agreement in its entirety with Schedule A attached hereto.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree that Schedule A attached hereto shall and hereby does replace in its entirety Schedule A to the Agreement. The parties hereto agree that this Amendment complies with the terms of Section 9(b) of the Agreement.

                           [Signature page follows]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date first written above.



                                       /s/ Norman Feuer
                                       --------------------------------------
                                       Norman Feuer


                                       /s/ Mary Ziegler
                                       --------------------------------------
                                       [Spouse]


                                       CAPSTAR RADIO BROADCASTING PARTNERS,
                                       INC.


                                       By: /s/ Paul D. Stone
                                          -----------------------------------
                                           Paul D. Stone
                                           Vice President

                                       TBC RADIO ACQUISITION CORP.


                                       By: /s/ Paul D. Stone
                                          -----------------------------------
                                           Paul D. Stone
                                           Vice President


                                       TRIATHLON BROADCASTING COMPANY


                                       By: /s/ William G. Thompson
                                          -----------------------------------
                                       Name:  William G. Thompson
                                            ---------------------------------
                                       Title: CFO
                                             --------------------------------

                                   SCHEDULE A                             FEUER

PART I.  SHARES

                                      A                          B
                                 RECORD AND
                             BENEFICIALLY OWNED        BENEFICIALLY OWNED(3)
                             ------------------        ---------------------
Class A Common Stock                - 0 -                      - 0 -

Class B Common Stock            144,890(1)(2)              421,921(4)(5)

Class C Common Stock                - 0 -                      - 0 -

Class D Common Stock                - 0 -                      - 0 -

Series B Convertible
         Preferred Stock           60,000                      - 0 -

9% Mandatory Convertible
         Preferred Stock            - 0 -                      - 0 -

PART II.  DERIVATIVES

                               NO. OF           CLASS OF           EXERCISE/
                               SHARES            SHARES           BASE PRICE
                               ------            ------           ----------
Warrants                        - 0 -             - 0 -              - 0 -

Options                        15,000        Class A Common        $11.50(6)

SARs                            - 0 -             - 0 -              - 0 -

PART III.  INTEREST REQUIRING CONSENT (SS. 4(A)(II))(1)

-------------------
(1) 144,890 shares of Class B Common Stock owned by Mr. Feuer beneficially and of record are subject to a right of first refusal of Radio Investors pursuant to that certain Agreement dated as of August 7, 1995, between Mr.
         Feuer and Radio Investors.
(2) 35,294 shares of Class B Common Stock owned by Mr. Feuer beneficially and of record are pledged to the Company to secure indebtedness.
(3) Excluding the rights in shares described in Part II and shares of capital stock of the Company into which the shares described in Part I may be converted in accordance with the terms thereof.
(4) Includes 86,000 shares of Class B Common Stock owned by Robert F.X. Sillerman and 14,000 shares of Class B Common Stock owned by Howard J. Tytel which Mr. Feuer may be deemed to beneficially own because he has the right to vote such shares pursuant to a voting trust agreement.
(5) Includes 136,852.06 shares of Class B Common Stock owned by Mr. Sillerman and 185,068.94 shares of Class B Common Stock owned by Mr. Tytel which Mr. Feuer may be deemed to beneficially own because he has the right to vote such shares pursuant to a voting trust agreement.
(6) Also granted a cash bonus, payable upon exercise of the options equal to 15,000 x (Closing Price of the Company's Class A Common Stock on October 30, 1995 [$11.50] - $5.50).